DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF February 20, 2007

						Dayrate			Future Contracts and Other Information**
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Expected Survey/Downtime Data Follows This Table

Domestic Deepwater Semisubmersibles (7)

Ocean Quest	3,500’	GOM	Contracted	Noble	one year term + option	low 270’s	mid April 2006	mid April 2007	Two-year term, plus option,** with Noble in mid 350’s beginning mid-April 2007 and ending mid-April 2009. Available; actively marketing.

Ocean Star	5,500’	GOM	Contracted	Anadarko	one year term	mid 380’s	mid Oct. 2006	mid Oct. 2007	One-year term extension, plus option,** with Anadarko in mid 410’s beginning in mid Oct. 2007 and ending in mid Oct 2008. Available; actively marketing.

Ocean America	5,500’	GOM	Contracted	Mariner	one year term	low 230’s	mid April 2006	mid April 2007	One year extension from Mariner in low 400’s beginning mid April 2007 and ending mid April 2008. Available; actively marketing.

Ocean Valiant	5,500’	GOM	Contracted	Anadarko	one year term	low 300’s	mid Mar. 2006	mid Mar. 2007	One-year term extension with Anadarko in mid 390’s beginning mid Mar. 2007 and ending mid Mar. 2008; followed by one-year term extension with Anadarko in mid 420’s beginning mid Mar. 2008 and ending mid Mar. 2009. Available; actively marketing.

Ocean Victory	5,500’	GOM	Contracted	Murphy	two year term ext.	mid 320’s	early Dec. 2006	early Dec. 2008	Available; actively marketing.

Ocean Baroness	7,000’	GOM	Contracted	Amerada Hess	three year term	mid 360’s	late Dec. 2006	late Dec. 2009	Available; actively marketing.

Ocean Confidence	7,500’	GOM	Contracted	BP	two year term	low 280’s	early Jan. 2006	early Jan. 2008	LOI** in the GOM in the low 500’s beginning January 2008 and ending January 2012. Available; actively marketing.

Domestic 2nd/3rd Generation Semisubmersibles (5)

Ocean New Era	1,500’	GOM	Contracted	Walter	Remainder of term	mid 130’s	mid Feb. 2007	mid May 2007	2-1/2 year term with Pemex in mid 260’s beginning late July 2007 and ending late Jan. 2010. Available; actively marketing.

Ocean Whittington	1,500’	GOM	DODI	-	Survey and Maintenance	-	-	late Mar. 2007	Available; actively marketing.

Ocean Voyager	2,000’	GOM	Contracted	Walter	one well	low 80’s	late Jan. 2007	early April 2007	Three wells with Newfield in the low 300’s beginning early April and ending late July; followed by 2-1/2 year term with Pemex in mid 330’s beginning late Sept. 2007 and ending mid Feb. 2010. Available; actively marketing.

Ocean Concord	2,200’	GOM	Contracted	Tana	Remainder of term	low 130’s	mid Feb. 2007	early Mar. 2007	90-day term extension with Tana in low 170’s beginning early Mar. 2007 and ending early June 2007; followed by additional 90-day extension with Tana, plus option,** in low 270’s beginning early June 2007 and ending early Sept. 2007. Available; actively marketing.

Ocean Saratoga	2,200’	GOM	DODI	-	Survey and Maintenance	-	-	late Mar. 2007	Six-month extension, plus option,** in low 120’s with LLOG beginning late Mar. 2007 and ending late Sept. 2007. Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF February 20, 2007

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

Domestic Jackups (9)
Ocean Crusader	200’ MC	GOM	Contracted	Walter	three wells	low 80’s	mid May 2006	late Feb. 2007	Six month term, plus option,** with Energy Partners in high 110’s beginning late Feb. 2007 and ending late Aug. 2007. Available; actively marketing.

Ocean Drake	200’ MC	GOM	Contracted	Chevron	six month term + option	mid 70’s	late Oct. 2006	late March 2007	Indexed term contract. Available; actively marketing. One well extension with Chevron in low 80’s (not indexed) beginning late Mar. and ending late April 2007.

Ocean Champion	250’ MS	GOM	Contracted	Apache	one well	mid 100’s	early Nov. 2006	early Mar. 2007	One well with Apache in low 70’s beginning early Mar. and ending late May 2007. Available; actively marketing.

Ocean Columbia	250’ IC	GOM	Contracted	Newfield	one year term + option	low 120’s	early Aug. 2006	early Aug. 2007	Available; actively marketing.

Ocean Spartan	300’ IC	GOM	Contracted	Energy Partners	one well	mid 60’s	mid Feb. 2007	early Mar. 2007	Available; actively marketing.

Ocean King	300’ IC	GOM	Contracted	El Paso	one year term	mid 110’s	early Mar. 2006	early Mar. 2007	Available; actively marketing.

Ocean Summit	300’ IC	GOM	Contracted	Newfield	one well	low 90’s	early Jan. 2007	early Mar. 2007	Available; actively marketing.

Ocean Titan	350’ IC	GOM	DODI	-	-	-	-	-	Available; actively marketing.

Ocean Tower	350’ IC	GOM	Contracted	Chevron	two year term extension + option	low 140’s	late April 2006	late April 2008	Indexed term contract with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.

International Semisubmersibles (16)

MEXICO

Ocean Ambassador	1,100’	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available; actively marketing.

Ocean Worker	3,500’	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Six-month term with Petro-Canada in Trinidad in the low 450’s beginning late Aug. 2007 and ending late Mar. 2008. Available; actively marketing.

Ocean Yorktown	2,850’	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available; actively marketing.

NORTH SEA/MED

Ocean Nomad	1,200’	North Sea	Contracted	Talisman	18-month extension	mid 280’s	early Feb. 2007	early Aug. 2008	Two-year term extension with Talisman in mid 330’s beginning early Aug. 2008 and ending early Aug. 2010. Available; actively marketing.

Ocean Guardian	1,500’	North Sea	Contracted	Shell	one year	low 160’s	late Mar. 2006	late Mar. 2007	One-year term with Oilexco in low 350’s beginning late Mar. 2007 and ending late Mar. 2008 (convertible to two years prior to commencement at same price). Available; actively marketing.

Ocean Princess	1,500’	North Sea	Contracted	Talisman	two year term	mid 150’s	late Jan. 2006	late Jan. 2008	Two-year term extension with Talisman in mid 330’s beginning late Jan. 2008 and ending late Jan. 2010. Available; actively marketing.

Ocean Vanguard	1,500’	North Sea	Contracted	Statoil	term	mid 160’s	mid Oct. 2006	mid Mar. 2007	Two six-month options with Statoil remain in mid 160’s beginning mid Mar. 2007 and ending mid April 2008; followed by two year extension with Statoil in low 400’s beginning mid April 2008 and ending mid April 2010. Available; actively marketing.

Ocean Lexington	2,200’	Egypt	Contracted	BP	36 month term	mid 260’s	late Nov. 2006	late Aug. 2009	Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF February 20, 2007

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

AUSTRALASIA

Ocean Bounty	1,500’	Australia	Contracted	Woodside	three development wells	high 100’s	early Dec. 2006	mid Mar. 2007	Third of three development wells with Woodside in low 100’s beginning mid Mar. 2007 and ending late May 2007; followed by balance of four well extension with Woodside in high 100’s beginning late May 2007 and ending early Nov. 2007; followed by one well with Woodside in low 350’s beginning early Nov. 2007 and ending early Jan. 2008; followed by one-year term with Woodside in low 350’s beginning early Jan. 2008 and ending late Dec. 2008. Available; actively marketing.

Ocean Patriot	1,500’	New Zealand	Contracted	NZOP	one well	high 100’s	mid Dec. 2006	early April 2007	One well with NZOP in mid 370’s beginning early April and ending early May 2007; followed by one well with Australian Worldwide in mid 370’s beginning early May and ending late May 2007; followed by final NZOP well in mid 100’s beginning late May and ending late June 2007; followed by remainder of New Zealand work with Santos in mid 370’s beginning late June and ending early Oct. 2007; followed by last option well exercised with Anzon in low 350’s beginning early Oct. and ending mid Nov. 2007; followed by remainder of Santos term in mid 370’s beginning mid Dec. 2007 and ending early July 2008. Available; actively marketing.

Ocean Epoch	1,640’	Malaysia	Contracted	Shell	term program plus option	mid 220’s	early April 2006	mid Dec. 2007	Available; actively marketing.

Ocean General	1,640’	Vietnam	Contracted	Idemitsu	one well	mid 170’s	early Feb. 2007	late Mar. 2007	Three wells with Inpex in Indonesia in mid 130’s beginning early April and ending late Oct. 2007; followed by two additional wells with Inpex in mid 170’s beginning late Oct. 2007 and ending late Dec. 2007; followed by two additional assignment wells from Inpex with Total in mid 170’s beginning late Dec. and ending mid Feb. 2008. Available; actively marketing.

Ocean Rover	7,000’	Malaysia	Contracted	Murphy	two option wells	mid 240’s	early Feb. 2007	late Feb. 2007	Remainder of original Kikeh development contract in mid 180’s ending approximately late April 2008; followed by seven potential option wells of approximately 30-days each with Murphy in mid 240’s ending late Nov. 2008; followed by one well with Newfield in Malaysia in low 450’s beginning late Nov. 2008 and ending mid Jan. 2009. Available; actively marketing.

BRAZIL

Ocean Yatzy	3,300’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Available.

Ocean Winner	3,500’	Brazil	Contracted	Petrobras	700 day extension	low 110’s	mid Mar. 2006	mid Mar. 2010	Available.

Ocean Alliance	5,000’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.

International Drillships (1)

Ocean Clipper	7,500’	Brazil	Contracted	Petrobras	five year extension plus potential bonus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF February 20, 2007

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

International Jackups (4)

Ocean Sovereign	300’ IC	Indonesia	Contracted	Kodeco	18-month term	mid 90’s	mid Oct. 2006	mid-April 2008	Available; actively marketing.

Ocean Spur	300’ IC	Tunisia	Contracted	Soco Tunisia	one year term	mid 120’s	mid March 2006	mid March 2007	180-day term with NOSPCO in mid 160’s in Egypt beginning mid Mar. 2007 and ending mid Sept. 2007. Available; actively marketing.

Ocean Heritage	300’ IC	Qatar	Contracted	Maersk	one year term	low 140’s	early May 2006	early July 2007	Available; actively marketing.

Ocean Nugget	300’ IC	GOM	Contracted	Pemex	term contract	high 160’s	early Oct 2006	late Mar. 2009	Available; actively marketing.

Upgrade (2)

Ocean Endeavor	2,000’	Singapore	Comm.	DODI	-	-	-	-	Singapore shipyard work completed on schedule. Commissioning under way ending early Mar. 2007; followed by loadout ending late Mar.; followed by mobe to GOM and final prep ending early June 2007; followed by four year term with Devon in low 250’s ending early June 2011. Available.

Ocean Monarch	2,200’	Shipyard	Upgrading	DODI	-	-	-	-	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning and mobe, late fourth quarter 2008; followed by four-year term, plus mobe, plus option, with Anadarko in the GOM in the mid 420’s beginning late Dec. 2008 and ending late Dec. 2012. Available.

New-build Rigs Under Construction (2)

Ocean Shield	350’ IC	Shipyard	-	-	-	-	-	-	Singapore shipyard, estimated completion Q1 2008; followed by one-year term in Australia with ENI in mid 260’s beginning upon delivery in the first quarter of 2008 (option until Mar. 31, 2007 to extend to two years in low 250’s). Available; actively marketing.

Ocean Scepter	350’ IC	Shipyard	-	-	-	-	-	-	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF February 20, 2007
EXPECTED DOWNTIME LONGER THAN ONE WEEK
(SUBJECT TO CHANGE. AS OF FEBRUARY 8, 2007)

Anticipated 2007	# Days	Comments

Q1
Ocean Alliance	29	Intermediate Survey and Maintenance
Ocean Baroness	31	5-year Special Survey and Maintenance
Ocean General	18	Intermediate Survey and Required Maintenance
Ocean King	25	5-year Special Survey and Maintenance
Ocean Saratoga	88	Completion of Life Extension Work and 5-year Survey Begun in 2006
Ocean Star	31	5-year Special Survey and Maintenance
Ocean Whittington	90	Completion of Life Extension Work and 5-year Survey Begun in 2006

	312

Q2
Ocean Baroness	19	Completion of 5-year Survey and Maintenance Begun in Q1
Ocean King	6	Completion of 5-year Survey and Maintenance Begun in Q1
Ocean New Era	33	Prep Rig for 2 1/2-year Term Mexico Contract
Ocean Star	9	Completion of 5-year Survey and Maintenance Begun in Q1

	67

Q3
Ocean Clipper	50	5-year Special Survey and Maintenance
Ocean Confidence	18	Maintenance on Thrusters
Ocean Cusader	64	5-year Special Survey and Upgrade Power Distribution System
Ocean New Era	25	Completion of Mexico Prep Work Begun in Q2 plus 10 day mobe
Ocean Tower	27	5-year Special Survey and Maintenance
Ocean Vanguard	19	Intermediate Survey and Maintenance
Ocean Voyager	58	5-year Survey and Mexico Prep Work plus 10 day mobe
Ocean Worker	64	Mobe to Trinidad from GOM (34 days); 5-year Special Survey and Maintenance (30 days)
Ocean Yorktown	56	Life Extension Work and 5-year Special Survey

	381

Q4
Ocean Patriot	35	5-year Special Survey and Maintenance
Ocean Quest	60	5-year Special Survey and Permanent Repairs due to Hurricane Damage
Ocean Victory	38	5-year Special Survey and Maintenance
Ocean Yorktown	87	Completion of Life Extension Work and 5-year Special Survey Begun in Q3

	220

Anticipated 2007 TOTAL	980
Anticipated 2008 Rig Surveys: Ocean Alliance, Ocean Ambassador, Ocean America, Ocean Columbia, Ocean Drake, Ocean General, Ocean Nomad, Ocean Princess,
Ocean Rover, Ocean Valiant (Subject to Change)
NOTES: * Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement, and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF February 20, 2007
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.